1st Quarter Fiscal Year 2019 Financial Results Mark Aslett President and CEO Conference call: Dial (877) 303-6977 in the USA and Canada, Michael Ruppert (760) 298-5079 in all other countries Executive Vice President and CFO Webcast login at www.mrcy.com/investor October 30, 2018, 5:00 pm ET Webcast replay available by 7:00 p.m. ET October 30, 2018 © 2018 Mercury Systems, Inc. 1

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2018 Mercury Systems, Inc. 2

Financial highlights Q1 FY19 vs. Q1 FY18 LTM Q1FY19 vs. LTM Q1FY18 • Record bookings up 67% • Record bookings up 40% • Revenue up 36% • Revenue up 24% • Organic revenue(1) up 6% • Organic revenue(1) up 11% • Adjusted EBITDA up 25% • Adjusted EBITDA up 20% • Record backlog up 41% • Record backlog up 41% • Free cash flow up 271% • Free cash flow up 52% (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2018 Mercury Systems, Inc. 3

We’re executing well on our strategy to become leading… • USG needs more domestically-produced technology for military platforms • Represents significant opportunity for Mercury given our strategy • DoD will need to leverage high-tech commercial investment and innovation • Issue is globalization of supply chains and DoD’s need for trust and assurance • Mercury can help bridge gap between global supply chains and DoD needs • We domestically develop and manufacture secure processing products • Insert our secure processing technology into Themis and Germane solutions • Mercury better prepared and strategically aligned than other companies … provider of secure and safety critical processing subsystems © 2018 Mercury Systems, Inc. 4

We’re executing well on our vision to become leading… • Themis and Germane businesses performing well and to plan • No change to customer behaviors, financials and current outlook • Built out best-in-class cyber security infrastructure • Compliant with Defense acquisition cyber security rules • Defense Security Service superior ratings – top 12% • Two James S. Cogswell security awards – top 1% • Extremely capable and experienced CIO, CISO and IT team … provider of secure and safety critical processing subsystems © 2018 Mercury Systems, Inc. 5

Q1 FY19 strategic achievements • Amir Allahverdi overseeing manufacturing and supply chain • Achieved highest Glassdoor ratings in Defense industry • Ranked 27th on Fortune Magazine’s 100 Fastest Growing List • Good progress on acquisition integrations • Continuing consolidation of West Coast RF manufacturing facilities • Transitioned Themis to Mercury’s Oracle ERP platform • Combining Themis and Germane organizations © 2018 Mercury Systems, Inc. 6

Business outlook remains strong • Improved Defense spending environment • Expect 8% - 9% FY19 organic revenue growth • Target markets growing faster than defense budget overall • Benefiting from modernization in Radar, EW, missiles, EO/IR, C2I • Capitalizing on favorable industry trends – increased outsourcing, flight to quality, supply chain delayering • Internal R&D investments to capture more subsystem business • Supplementing organic growth with smart, strategic M&A • Increased credit facility to $750mm with improved terms © 2018 Mercury Systems, Inc. 7

Summary • On track for continued strong performance in FY19 • Business expected to grow faster than industry overall • Manufacturing and M&A integration synergies • Anticipating double-digit revenue growth and strong cash flow • Expect to achieve high-end of adj. EBITDA target over time by: – Increased revenue organically and through M&A – Insourced manufacturing and operating efficiencies improving margins – Keeping organic operating expense growth rate below revenue growth rate – Fully integrating acquired businesses to generate cost and revenue synergies Continuing to successfully execute model – no fundamental change © 2018 Mercury Systems, Inc. 8

Q1 FY19 vs. Q1 FY18 In $ millions, except percentage and per share data Q1 FY18 Q1 FY19 Change Bookings $107.2 $178.7 67% Book-to-Bill 1.01 1.24 Backlog $360.7 $507.9 41% 12-Month Backlog 281.7 377.8 Revenue $106.1 $144.1 36% Organic Revenue Growth(1) 7% 6% Gross Margin 47.8% 42.8% (5.0 pts) Operating Expenses $40.3 $47.8 19% Selling, General & Administrative 20.6 24.7 Research & Development 13.7 14.9 Amortization/Restructuring/Acquisition 6.0 8.1 GAAP Income $18.0 $7.5 (58%) Effective Tax Rate (88%) 30% GAAP EPS $0.38 $0.16 (58%) Weighted Average Diluted Shares 47.5 47.7 Adjusted EPS(2) $0.37 $0.39 5% Adj. EBITDA(2) $25.3 $31.6 25% % of revenue 23.8% 22.0% Free Cash Flow(2) $4.4 $16.3 271% Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 9

Balance Sheet As of (In $ millions)(1) 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 ASSETS Cash & cash equivalents $26.1 $32.0 $44.2 $66.5 $72.9 Accounts receivable, net 121.4 123.0 141.6 143.8 153.9 Inventory, net 93.3 105.9 117.1 108.6 121.2 PP&E, net 51.6 51.6 51.3 51.0 50.8 Goodwill and intangibles, net 510.7 505.5 685.7 675.3 704.2 Other 19.5 17.8 17.0 19.3 24.0 TOTAL ASSETS $822.6 $835.8 $1,056.9 $1,064.5 $1,127.0 LIABILITIES AND S/E AP and accrued expenses $69.5 $65.8 $69.8 $59.1 $61.2 Other liabilities 18.8 20.8 36.3 38.5 49.2 Debt(2) 0.0 0.0 195.0 195.0 240.0 Total liabilities 88.3 86.6 301.1 292.6 350.4 Stockholders' equity 734.3 749.2 755.8 771.9 776.6 TOTAL LIABILITIES AND S/E $822.6 $835.8 $1,056.9 $1,064.5 $1,127.0 Notes: (1) Rounded amounts used. (2) On July 31, 2018 (in Q1 FY19), Mercury acquired Germane Systems, LC, and borrowed $45 million on its existing revolving credit facility to fund the acquisition. © 2018 Mercury Systems, Inc. 10

Cash flow summary FY18 FY19 (In $ millions)(1) Q1 Q2 Q3 Q4 Q1 Net Income $18.0 $9.1 $3.7 $10.1 $7.5 Depreciation and amortization 9.3 9.6 11.4 12.0 11.5 Other non-cash items, net 0.8 4.7 3.3 5.1 5.5 Change in Working Capital (7.8) (1.4) (10.6) (2.9) (5.9) Accounts receivable, unbilled receivables, and costs in excess of billings Inventory (11.1) (11.3) (2.5) 8.7 (4.6) Accounts payable and accrued expenses 12.8 (1.2) (8.7) (8.2) (2.0) Other (14.0) (0.7) 4.2 0.8 8.0 Changes in Operating Assets and Liabilities (20.1) (14.6) (17.5) (1.6) (4.5) Operating Cash Flow 8.0 8.8 0.9 25.6 20.0 Capital expenditures (3.6) (4.0) (3.5) (4.0) (3.7) Free Cash Flow(2) $4.4 $4.8 $(2.6) $21.6 $16.3 Free Cash Flow(2) / Adjusted EBITDA(2) 17% 18% n.a. 57% 52% Free Cash Flow(2) / GAAP Net Income 25% 53% n.a. 214% 218% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 11

Q2 FY19 guidance In $ millions, except percentage and per share data Q2 FY18(1) Q2 FY19(2) Change Revenue $117.9 $151.6 - $156.6 29% - 33% Gross Margin 45.9% 43.9% - 44.5% (2.0) - (1.4) pts Operating Expenses $43.3 $52.2 - $52.6 21% - 22% GAAP Income $9.1 $8.3 - $10.3 (9%) - 13% Effective tax rate(3) 13% 27% GAAP EPS $0.19 $0.17 - $0.22 (11%) - 16% Weighted-average diluted shares outstanding 47.4 47.8 Adjusted EPS(4) $0.28 $0.39 - $0.43 39% - 54% (4) Adj. EBITDA $26.6 $31.7 - $34.5 19% - 30% % of revenue 22.5% 20.9% - 22.0% Notes: (1) Q2 FY18 figures are as reported in the Company’s earnings release dated January 23, 2018. (2) The guidance included herein is from the Company’s earnings release dated October 30, 2018. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 12

FY19 annual guidance In $ millions, except percentage and per share data FY18(1) FY19(2) Change Revenue $493.2 $607.0 - $625.0 23% - 27% Gross Margin 45.8% 43.7% - 44.4% (2.1) - (1.4) pts Operating Expenses $178.9 $199.2 - $202.6 11% - 13% GAAP Income $40.9 $39.1 - $45.6 (4%) - 11% Effective tax rate(3) 4% 28% GAAP EPS $0.86 $0.82 - $0.96 (5%) - 12% Weighted-average diluted shares outstanding 47.5 47.7 Adjusted EPS(4) $1.42 $1.65 - $1.79 16% - 26% (4) Adj. EBITDA $114.6 $133.5 - $142.5 16% - 24% % of revenue 23.2% 22.0% - 22.8% Notes: (1) FY18 figures are as reported in the Company’s earnings release dated July 31, 2018. (2) The guidance included herein is from the Company’s earnings release dated October 30, 2018. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 13

Summary • Strong Q1 results with record bookings and backlog • Revenue, adjusted EBITDA, and adjusted EPS exceeded guidance • Solid operating and free cash flow • Increased credit facility to $750mm and renewed 5 year term • Conservative capital structure provides financial flexibility for continued M&A • Well-positioned for FY19 financial performance resulting in guidance raise © 2018 Mercury Systems, Inc. 14

Appendix © 2018 Mercury Systems, Inc. 15

Adjusted EPS reconciliation Q2 FY19 FY19 (In thousands, except per share data) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Low High Low High Earnings per share(1) $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.17 $ 0.22 $ 0.82 $ 0.96 Net Income $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 8,300 $ 10,300 $ 39,100 $ 45,600 Amortization of intangible assets 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 7,000 7,000 26,800 26,800 Restructuring and other charges 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 - - 500 500 Impairment of long-lived assets - - - - - - - - - - - - - - - Acquisition and financing costs 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 700 700 2,700 2,700 Fair value adjustments from purchase accounting 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - - 600 600 Litigation and settlement expense (income), net - 100 - 17 117 - - - - - - - - - - Stock-based and other non-cash compensation expense 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,600 5,600 20,500 20,500 Impact to income taxes (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (2,900) (2,900) (11,400) (11,400) Adjusted income $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 18,700 $ 20,700 $ 78,800 $ 85,300 Adjusted earnings per share(1) $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.39 $ 0.43 $ 1.65 $ 1.79 Weighted-average shares outstanding: Basic 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 Diluted 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,800 47,800 47,700 47,700 Notes: (1) Per share information is presented on a fully diluted basis © 2018 Mercury Systems, Inc. 16

Adjusted EBITDA reconciliation

												Q2 FY19		FY19	
(In thousands)	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY18	Q1 FY19	Low	High	Low	High
Net income	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$24,875	$17,953	$ 9,133	$ 3,696	$10,101	$ 40,883	$ 7,479	$ 8,300	$10,300	$ 39,100	$ 45,600
Other non-operating adjustments, net[1]	(732)	(129)	(378)	(107)	(1,346)	222	(326)	(694)	3	(795)	365	-	-	400	400
Interest expense, net	1,782	1,888	1,756	1,680	7,106	(16)	104	999	1,731	2,818	2,193	2,200	2,200	8,800	8,800
Income Taxes	(1,259)	1,779	3,170	2,503	6,193	(8,381)	1,335	2,209	6,527	1,690	3,129	3,100	3,900	14,900	17,400
Depreciation	2,718	2,966	3,233	3,672	12,589	3,700	3,775	4,277	4,521	16,273	4,365	4,800	4,800	19,200	19,200
Amortization of intangible assets	4,602	4,888	4,732	5,458	19,680	5,637	5,827	7,104	7,436	26,004	7,181	7,000	7,000	26,800	26,800
Restructuring and other charges	297	69	459	1,127	1,952	95	313	1,384	1,367	3,159	504	-	-	500	500
Impairment of long-lived assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition and financing costs	553	1,114	569	153	2,389	854	1,366	1,909	799	4,928	1,043	700	700	2,700	2,700
Fair value adjustments from purchase accounting	2,077	870	270	462	3,679	509	84	539	860	1,992	620	-	-	600	600
Litigation and settlement expense (income), net	-	100	-	17	117	-	-	-	-	-	-	-	-	-	-
Stock-based and other non-cash compensation expense	3,632	4,093	3,715	3,901	15,341	4,696	4,941	3,669	4,309	17,615	4,743	5,600	5,600	20,500	20,500
Adjusted EBITDA	$ 17,489	$ 22,842	$ 24,574	$ 27,670	$ 92,575	$ 25,269	$ 26,552	$ 25,092	$ 37,654	$ 114,567	$ 31,622	$ 31,700	$ 34,500	$ 133,500	$ 142,500

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes

© 2018 Mercury Systems, Inc.

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Free cash flow reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Cash flows from operations $10,283 $14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 Capital expenditures (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) Free cash flow $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 © 2018 Mercury Systems, Inc. 18

Organic revenue reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Organic Revenue $ 63,339 $ 68,072 $ 75,080 $ 71,208 $ 277,699 $ 93,498 $ 104,957 $ 100,625 $ 134,358 $ 433,438 $ 112,801 Acquired Revenue(1) 24,310 29,942 32,237 44,400 130,889 12,571 12,955 15,711 18,509 59,746 31,255 Net Revenue $ 87,649 $ 98,014 $ 107,317 $ 115,608 $ 408,588 $ 106,069 $ 117,912 $ 116,336 $ 152,867 $ 493,184 $ 144,056 Notes: (1) Acquired revenue for all preceding periods presented has not been recast for comparative purposes © 2018 Mercury Systems, Inc. 19